Fees Summary	Aug. 05, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	26,647.18
Total Transaction Valuation	174,050,793.86
Total Offset Amount	0
Net Fee	$ 26,647.18